Fundrise Income Real Estate Fund, LLC

Consolidated Schedule of Investments

(unaudited)

(Amounts in thousands)

Par/Shares	Description	Acquisition Date	Value as of September 30, 2022
	Private Real Estate – 96.2%

	Equity – 24.1%
	Multifamily – 8.6%
N/A (5)	23Hundred JV, LP (Cost - $4,232) (1)(2)	(6)	$6,812
N/A (5)	FR MP Brandon Glen JV, LLC (Cost - $7,501) (1)(2)	(6)	9,948
N/A (5)	Fundrise Insight Two, LLC (Cost - $1) (1)(2)(4)	(6)	1
N/A (5)	Liberty Hills JV, LP (Cost - $7,031) (1)(2)	(6)	7,019
N/A (5)	Luxe JV, LP (Cost - $7,670) (1)(2)	(6)	7,822
N/A (5)	Presley JV, LP (Cost - $4,852) (1)(2)	(6)	4,979
N/A (5)	The View JV, LP (Cost - $6,105) (1)(2)	(6)	6,297
	Total Multifamily (Cost - $37,392)		$42,878
	Development – 15.5%
N/A (5)	FR Clinton Corner, LLC (Cost - $2,384) (1)(2)(3)(4)	(6)	$2,633
N/A (5)	FR Vaughn Farms, LLC (Cost - $1,810) (1)(2)(3)(4)	(6)	2,141
N/A (5)	FR Wilsons Walk, LLC (Cost - $1,304) (1)(2)(3)(4)	(6)	1,341
N/A (5)	FR Arbor Place, LLC (Cost - $1,676) (1)(2)(3)(4)	(6)	1,887
N/A (5)	FR Beeson, LLC (Cost - $9,234) (1)(2)(3)(4)	(6)	9,400
N/A (5)	FR Berry Creek, LLC (Cost - $3,342) (1)(2)(3)(4)	(6)	3,345
N/A (5)	FR Eastwood, LLC (Cost - $4,188) (1)(2)(3)(4)	(6)	4,299
N/A (5)	FR Meadow Park, LLC (Cost - $5,607) (1)(2)(3)(4)	(6)	5,692
N/A (5)	FR Providence Gardens, LLC (Cost - $2,456) (1)(2)(3)(4)	(6)	2,579
N/A (5)	FR Washington Street, LLC (Cost - $1,951) (1)(2)(3)(4)	(6)	2,048
N/A (5)	FR Castlewood, LLC (Cost - $2,876) (1)(2)(3)(4)	05/02/2022	2,865
N/A (5)	FR Crescent Mills, LLC (Cost - $2,824) (1)(2)(3)(4)	05/03/2022	2,826
N/A (5)	FR Holmes, LLC (Cost - $2,022) (1)(2)(3)(4)	05/27/2022	2,037
N/A (5)	FR Tom Miller, LLC (Cost - $6,878) (1)(2)(3)(4)	06/15/2022	6,869
N/A (5)	FR Berry Hills, LLC (Cost - $1,531) (1)(2)(3)(4)	07/29/2022	1,554
N/A (5)	FR Legacy Hills, LLC (Cost - $4,255) (1)(2)(3)(4)	07/29/2022	4,277
N/A (5)	FR Trailside, LLC (Cost - $3,746) (1)(2)(3)(4)	08/22/2022	3,752
N/A (5)	FR Wong Tract, LLC (Cost - $1,666) (1)(2)(3)(4)	08/31/2022	1,684
N/A (5)	FR Swope LB, LLC (Cost - $5,190) (1)(2)(3)(4)	08/31/2022	5,244
N/A (5)	FR Swope LH, LLC (Cost - $2,280) (1)(2)(3)(4)	08/31/2022	2,306
N/A (5)	FR Willow Landing, LLC (Cost - $4,321) (1)(2)(3)(4)	09/13/2022	4,324
N/A (5)	FR Cade’s Bluff, LLC (Cost - $4,104) (1)(2)(3)(4)	09/23/2022	4,105
	Total Development (Cost - $75,645)		$77,208
	Total Equity (Cost - $113,037)		$120,086

	Preferred Equity – 9.6%
	Multifamily – 9.2%
$4,500	Breckenridge Group Springfield Missouri, LLC, 13.00%, 01/01/26 (Cost - $4,500) (1)(2)	(6)	$4,513
6,820	C V Fort Myers Investor, LLC, 10.50%, 3.50% PIK, 07/10/23 (Cost - $8,389) (1)(2)(7)	(6)	8,395
6,835	Fort Myers Reef Holdings, LLC, 10.90%, 4.07% PIK, 09/01/28 (Cost - $8,378) (1)(2)(4)(7)	(6)	8,383
16,700	SFR Reflections I, LLC, 10.10%, 4.10% PIK, 12/01/30 (Cost - $16,700) (1)(2)(7)	(6)	16,707
3,294	WP Gainesville MF-FL Holdings, LLC, 11.00%, 11.00% PIK, 09/21/25 (Cost - $3,494) (1)(2)(7)	(6)	3,498
3,750	WP Walcott Hackensack Sub, LLC, 11.00%, 11.00% PIK, 01/29/24 (Cost - $4,273) (1)(2)(7)	(6)	4,278
1	Encore Narcoossee, LLC, 9.85%, 9.85% PIK, 12/09/25 (Cost - $1) (1)(2)(7)	06/29/2022	1
	Total Multifamily (Cost - $45,735)		$45,775
	Hospitality – 0.5%
$2,275	Y Hotel Leveraged Lender, LLC, 15.50%, 11/13/19 (Cost - $2,229) (1)(2)(3)(8)	(6)	$2,330
	Total Hospitality (Cost - $2,229)		$2,330
	Total Preferred Equity (Cost - $47,964)		$48,105

Par/Shares	Description	Acquisition Date	Value as of September 30, 2022
	Mezzanine Debt – 8.6%
	Multifamily
$14,142	NexMetro Grand Member, LLC, 10.55%, 10.55% PIK, 01/20/24 (Cost - $15,336) (1)(2)(7)	(6)	$15,353
10,755	NexMetro Lakeridge Member, LLC, 12.50%, 12.50% PIK, 11/20/23 (Cost - $12,377) (1)(2)(7)	(6)	12,398
12,612	NexMetro Oakridge Member, LLC, 12.50%, 12.50% PIK, 10/23/23 (Cost - $15,069) (1)(2)(7)	(6)	15,092
	Total Mezzanine Debt (Cost - $42,782)		$42,843

	Senior Debt – 16.5%
	Multifamily – 3.8%
$3,350	1550 South Fairfax, LLC, 11.00%, 04/15/22 (Cost - $3,350) (1)(2)(9)	(6)	$3,350
3,000	4927 Washington, LLC, 12.90%, 04/19/22 (Cost - $3,000) (1)(2)(9)	(6)	3,000
12,500	Vose-Van Nuys, LLC, 10.25%, 08/30/22 (Cost - $12,463) (1)(2)(9)	(6)	12,463
	Total Multifamily (Cost - $18,813)		$18,813
	Land – 12.7%
$28,000	The Station East Owner, LLC, 10.00%, 09/03/22 (Cost - $28,000) (1)(2)	(6)	$28,003
19,255	The Station East Owner II, LLC, 9.50%, 11/20/23 (Cost - $19,255) (1)(2)	(6)	19,262
16,000	The Station East Owner III, LLC, 9.50%, 12/15/22 (Cost - $16,000) (1)(2)	(6)	16,000
	Total Land (Cost - $63,255)		$63,265
	Total Senior Debt (Cost - $82,068)		$82,078

	Promissory Notes – 31.1%
	Development
$4,295	FR Clinton Corner, LLC, 10.50%, 09/30/23 (Cost - $4,295) (1)(2)(4)	(6)	$4,304
2,125	FR Vaughn Farms, LLC, 10.50%, 09/30/23 (Cost - $2,125) (1)(2)(4)	(6)	2,127
193	FR Wilsons Walk, LLC, 9.00%, 10/04/23 (Cost - $193) (1)(2)(4)	(6)	193
2,087	FR Arbor Place, LLC, 9.50%, 07/21/23 (Cost - $2,087) (1)(2)(4)	(6)	2,091
28,160	FR Beeson, LLC, 8.50%, 08/31/23 (Cost - $28,160) (1)(2)(4)	(6)	28,209
6,333	FR Berry Creek, LLC, 9.50%, 03/09/24 (Cost - $6,333) (1)(2)(4)	(6)	6,346
17,866	FR Eastwood, LLC, 9.00%, 11/17/23 (Cost - $17,866) (1)(2)(4)	(6)	17,867
8,462	FR Meadow Park, LLC, 9.50%, 09/01/23 (Cost - $8,462) (1)(2)(4)	(6)	8,468
7,702	FR Providence Gardens, LLC, 8.50%, 02/24/24 (Cost - $7,702) (1)(2)(4)	(6)	7,715
2,215	FR Washington Street, LLC, 9.00%, 11/15/23 (Cost - $2,215) (1)(2)(4)	(6)	2,216
1,294	FR Castlewood, LLC, 9.00%, 05/02/24 (Cost - $1,294) (1)(2)(4)	05/02/2022	1,296
2,165	FR Crescent Mills, LLC, 9.00%, 05/02/24 (Cost - $2,165) (1)(2)(4)	05/03/2022	2,168
4,054	FR Holmes, LLC, 8.00%, 05/27/24 (Cost - $4,054) (1)(2)(4)	05/27/2022	4,059
902	FR Tom Miller, LLC, 9.00%, 06/15/24 (Cost - $902) (1)(2)(4)	06/15/2022	903
8,135	FR Berry Hills, LLC, 8.50%, 07/29/24 (Cost - $8,135) (1)(2)(4)	07/29/2022	8,137
3,682	FR Legacy Hills, LLC, 8.50%, 07/29/24 (Cost - $3,682) (1)(2)(4)	07/29/2022	3,675
4,268	FR Trailside, LLC, 8.50%, 08/22/24 (Cost - $4,268) (1)(2)(4)	08/22/2022	4,277
9,442	FR Wong Tract, LLC, 8.50%, 08/31/24 (Cost - $9,442) (1)(2)(4)	08/31/2022	9,438
17,162	FR Swope LB, LLC, 8.00%, 08/31/24 (Cost - $17,162) (1)(2)(4)	08/31/2022	17,187
12,921	FR Swope LH, LLC, 8.50%, 08/31/24 (Cost - $12,921) (1)(2)(4)	08/31/2022	12,926
5,626	FR Willow Landing, LLC, 9.50%, 09/13/24 (Cost - $5,626) (1)(2)(4)	09/13/2022	5,626
5,724	FR Cade’s Bluff, LLC, 9.50%, 09/23/24 (Cost - $5,724) (1)(2)(4)	09/23/2022	5,724
	Total Promissory Notes (Cost - $154,813)		$154,952

Par/Shares	Description	Acquisition Date	Value as of September 30, 2022
	Residential Mortgage-Backed Securities – 6.3%
	Non-U.S. Government Agency Issues
$22,000	New Residential Mortgage Loan Trust 2022-SFR2 (F Class), 9.18%, 09/17/27	08/18/2022	17,408
14,745	Progress Residential 2022-SFR7 (E1 Class), 7.75%, 10/01/27	09/29/2022	14,108
	Total Residential Mortgage-Backed Securities (Cost - $31,516)		$31,516

	Total Private Real Estate (Cost - $472,180)		$479,580

	Corporate Bonds – 0.01%
$42	Essex Portfolio, LP, 3.25%, 05/01/23 (Cost - $42)	(6)	$42
	Total Corporate Bonds (Cost - $42)		$42

	Short-Term Investments – 11.80%
$58,831	Allspring Government Money Market Fund, 2.79% (Cost - $58,831) (10)		58,831
	Total Short-Term Investments (Cost - $58,831)		$58,831

	Total Investments – 108.0% (Cost - $531,053)		$538,453

	Liabilities in excess of other assets – (8.0)%		$(39,831)

	Total Net Assets – 100.0%		$498,622

(1)	Restricted security.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the consolidated financial statements for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.
(4)	Represents an investment in an affiliate.
(5)	The Fund owns LLC or LP membership interests in restricted security not traded in public markets.
(6)	These assets were acquired by the Fund on March 31, 2022, in connection with the Merger. See Note 1, Formation and Organization, for more information on the assets acquired from the Merger.
(7)	Rate disclosed for investments with payment in kind (PIK) interest. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
(8)	As of September 30, 2022, this investment had incurred an event of default due to non-payment of outstanding principal and contractual interest, and is non-accrual. The real estate investment is secured by the underlying property.
(9)	As of September 30, 2022, this investment was past the stated maturity date. Extension negotiations are ongoing as of the report date.
(10)	Rate disclosed is representative of the Fund’s seven-day effective yield as of September 30, 2022.

See Notes to Consolidated Schedule of Investments.

Fundrise Income Real Estate Fund, LLC

Notes to Consolidated Schedule of Investments

For the Period Ended September 30, 2022

(unaudited)

1.	Formation and Organization

Fundrise Income Real Estate Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2022. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on February 3, 2022. On March 31, 2022, Fundrise Income eREIT II, LLC (“Income eREIT II”); Fundrise Income eREIT III, LLC (“Income eREIT III”); Fundrise Income eREIT 2019, LLC (“Income eREIT 2019”); Fundrise Income eREIT V, LLC (“Income eREIT V”); Fundrise eREIT XIV, LLC (“eREIT XIV”); and Fundrise Real Estate Investment Trust, LLC (“Income eREIT”) (individually a “Target Company” and collectively the “Target Companies”) reorganized and merged with and into the Fund, providing for the transfer of all assets and liabilities of each Target Company to the Fund, with the Fund being the surviving entity of the tax-free reorganization (the “Merger”). The Merger took place on March 31, 2022, prior to commencement of investment operations of the Fund. The Fund commenced investment operations on April 1, 2022.

The Fund’s investment objective is to seek current income from which to pay attractive, consistent cash distributions while preserving capital. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in residential and commercial real estate, the securities of real estate and real estate-related issuers, and real estate-related loans or other real estate-related debt securities.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Fair Value Measurement

The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

The Fund’s real estate equity investments are typically fair valued based on a discounted cash flow, or other income approach, or by appraisals conducted by one or more pricing services. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that take into account property-level data that is gathered and evaluated periodically to reflect new information (e.g., rental payment history) regarding the property or the appreciation interest, if any.

Investments in newly acquired real estate properties will initially be valued at cost. Thereafter, the Adviser expects the primary methodology used to value our properties will be the yield method, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the yield method incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market approaches like sales comparisons and cost approaches.

Properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a property held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Adviser using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

The Fund’s real estate debt investments in loans, including senior loans and mezzanine loans, initial value will generally be the par value or acquisition price of such instrument. The Adviser will determine subsequent revaluations of the Fund’s real estate debt investments in loans and other debt instruments by considering, among other factors, the changes in value of the underlying real estate or other collateral, with anticipated sale proceeds (estimated cash flows) discounted to their present value using a discount rate based on current market rates. The Fund accounts for whole loans at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account borrower-level data (e.g., payment history) that is gathered and evaluated periodically to reflect new information regarding the borrower or loan, if any.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Private Real Estate Equity	$—	$—	$120,086	$120,086
Private Real Estate Preferred Equity	—	—	48,105	48,105
Private Real Estate Mezzanine Debt	—	—	42,843	42,843
Private Real Estate Senior Debt	—	—	82,078	82,078
Private Real Estate Promissory Notes	—	—	154,952	154,952
Corporate Bonds	—	42	—	42
Residential Mortgage-Backed Securities	—	—	31,516	31,516
Short-Term Investments	58,831	—	—	58,831
Total Investments	$58,831	$42	$479,580	$538,453

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of September 30, 2022 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input
Private Real Estate Equity	$111,657	Yield Method	Discount Rate	8.0% - 11.0% (9.6%)	Decrease
	8,429	Recent Transaction	Transaction Price	N/A	Increase
Private Real Estate Preferred Equity	45,775	Yield Method	Discount Rate	10.6% - 13.5% (11.3%)	Decrease
	2,330	Liquidation Approach	Liquidation Value	$10,600 - $10,600 ($10,600)	Increase
Private Real Estate Mezzanine Debt	42,843	Yield Method	Discount Rate	11.5% - 13.0% (12.3%)	Decrease
Private Real Estate Senior Debt	82,078	Yield Method	Discount Rate	9.4% - 13.7% (9.9%)	Decrease
Private Real Estate Promissory Notes	143,602	Yield Method	Discount Rate	8.0% - 10.5% (8.7%)	Decrease
	11,350	Recent Transaction	Transaction Price	N/A	Increase
Residential Mortgage-Backed Securities	31,516	Recent Transaction	Transaction Price	N/A	Increase

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the investment vehicles. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Investment	Private Real Estate Equity	Private Real Estate Preferred Equity	Private Real Estate Mezzanine Debt	Private Real Estate Senior Debt	Private Real Estate Promissory Notes	Residential Mortgage -Backed Securities
Balance as of April 1, 2022	$123,492	$47,772	$34,002	$84,695	$82,651	$-
Purchases	41,694	1	6,447	-	75,374	31,457
Accrued discounts (premiums)	-	-	-	-	-	58
PIK interest and dividends	-	821	2,381	-	-	-
Net realized gain (loss)	467	-	-	-	-	-
Net change in unrealized appreciation/depreciation	1,925	11	13	(17)	140	-
Return of capital distributions	-	-	-	-	-	-
Sales	(47,492)	(500)	-	(2,600)	(3,213)	-
Transfers into Level 3	-	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-	-
Balance as of September 30, 2022	$120,086	$48,105	$42,843	$82,078	$154,952	$31,516
Change in unrealized appreciation/depreciation for the period ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$1,925	$11	$13	$(17)	$140	$-

As of September 30, 2022, the investments in affiliates consist of investments in real estate investment vehicles used to acquire, hold, and finance multifamily properties and land for future development. The affiliated investment vehicles have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the period ended September 30, 2022, investments in affiliates were as follows (amounts in thousands):

Affiliate	Balance as of April 01, 2022	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	PIK Interest and Dividend Income	Return of capital distribution	Change in unrealized appreciation/ depreciation	Balance as of September 30, 2022
Fundrise Insight Two, LLC (1)	$1	$-	$-	$-	$-	$-	$-	$1
FR Clinton Corner, LLC	2,384	-	-	-	-	-	249	2,633
FR Vaughn Farms, LLC	1,810	-	-	-	-	-	331	2,141
FR Wilsons Walk, LLC	1,304	-	-	-	-	-	37	1,341
FR Arbor Place, LLC	1,676	-	-	-	-	-	211	1,887
FR Beeson, LLC	9,234	-	-	-	-	-	166	9,400
FR Berry Creek, LLC	3,342	-	-	-	-	-	3	3,345
FR Eastwood, LLC	4,188	-	-	-	-	-	111	4,299
FR Holmes, LLC	-	2,022	-	-	-	-	15	2,037
FR Meadow Park, LLC	5,607	-	-	-	-	-	85	5,692
FR Providence Gardens, LLC	2,456	-	-	-	-	-	123	2,579
FR Washington Street, LLC	1,951	-	-	-	-	-	97	2,048
FR Castlewood, LLC	-	2,876	-	-	-	-	(11)	2,865
FR Crescent Mills, LLC	-	2,824	-	-	-	-	2	2,826
FR Tom Miller, LLC	-	6,878	-	-	-	-	(9)	6,869
FR Berry Hills, LLC	-	1,531	-	-	-	-	23	1,554
FR Legacy Hills, LLC	-	4,255	-	-	-	-	22	4,277
FR Trailside, LLC	-	3,746	-	-	-	-	6	3,752
FR Wong Tract, LLC	-	1,666	-	-	-	-	18	1,684
FR Swope LB, LLC	-	5,190	-	-	-	-	53	5,243
FR Swope LH, LLC	-	2,280	-	-	-	-	26	2,306
FR Willow Landing, LLC	-	4,321	-	-	-	-	3	4,324
FR Cade's Bluff, LLC	-	4,104	-	-	-	-	2	4,106
Fort Meyers Reef Holdings, LLC (1)	8,158	-	-	-	221	-	5	8,384
FR Clinton Corner, LLC – Promissory Note	4,295	-	-	-	-	-	9	4,304
FR Vaughn Farms, LLC – Promissory Note	2,125	-	-	-	-	-	2	2,127
FR Wilsons Walk, LLC – Promissory Note	193	-	-	-	-	-	-	193
FR Arbor Place, LLC - Promissory Note	2,087	-	-	-	-	-	4	2,091
FR Beeson, LLC - Promissory Note	28,160	-	-	-	-	-	49	28,209
FR Berry Creek, LLC - Promissory Note	6,333	-	-	-	-	-	12	6,345
FR Eastwood, LLC - Promissory Note	21,079	-	(3,213)	-	-	-	1	17,867
FR Holmes, LLC - Promissory Note	-	4,054		-	-	-	5	4,059
FR Meadow Park, LLC - Promissory Note	8,462	-	-	-	-	-	6	8,468
FR Providence Gardens, LLC - Promissory Note	7,702	-	-	-	-	-	13	7,715
FR Washington Street, LLC - Promissory Note	2,215	-	-	-	-	-	1	2,216
FR Castlewood, LLC - Promissory Note	-	1,294	-	-	-	-	2	1,296
FR Crescent Mills, LLC - Promissory Note	-	2,165	-	-	-	-	3	2,168
FR Tom Miller, LLC - Promissory Note	-	902	-	-	-	-	1	903
FR Berry Hills, LLC - Promissory Note	-	8,135	-	-	-	-	3	8,138
FR Legacy Hills, LLC - Promissory Note	-	3,682	-	-	-	-	(8)	3,674
FR Trailside, LLC - Promissory Note	-	4,268	-	-	-	-	9	4,277
FR Wong Tract, LLC - Promissory Note	-	9,442	-	-	-	-	(5)	9,437
FR Swope LB, LLC - Promissory Note	-	17,162	-	-	-	-	25	17,187
FR Swope LH, LLC - Promissory Note	-	12,921	-	-	-	-	5	12,926
FR Willow Landing, LLC - Promissory Note	-	5,626	-	-	-	-	-	5,626
FR Cade's Bluff, LLC - Promissory Note	-	5,724	-	-	-	-	-	5,724
Total	$124,762	$117,068	$(3,213)	$-	$221	$-	$1,705	$240,543

(1)	Investment represents a co-investment arrangement, in which the Fund co-invested alongside an affiliate of the Fund, including those of the Adviser (“Real Estate Co-Investment Joint Ventures”). This arrangement is pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser. The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.

3.	Investments

The Fund gains exposure to commercial and residential real estate through a diversified portfolio of investments in real property; a variety of real estate loans; real estate-related debt and equity securities, and other real estate-related assets. The Fund may also invest in residential and commercial real estate-related debt securities, including commercial mortgage-backed securities, residential mortgage-backed securities, and REIT senior unsecured debt. The cost of purchases and proceeds from the sale of investments, other than short-term investments, for the period ended September 30, 2022, amounted to approximately $154,973,000 and $53,805,000, respectively.